Exhibit 10.38


                      AMENDMENT NO. 2 TO SECURITY AGREEMENT
                      -------------------------------------

                                                         Contract No. MA-13450
                                                                         -----


     This Amendment No. 2 to Security Agreement, dated as of July 30, 2001 ("Amendment No. 2 to Security Agreement"), between Chiles Coronado Inc., a Delaware corporation (the "Shipowner") and the United States of America (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary"), pursuant to the provisions of Title XI of the Merchant Marine Act, 1936, as amended.

WITNESSETH:
-----------

         A. Whereas Preferadora Central S.A. de C.V., the former owner of the Vessel, and the Secretary executed the Security Agreement on November 5, 1998 and Amendment No. 1 thereto on July 21, 2000;

         B. The Shipowner is now the owner of the Vessel;

         C. The Shipowner and the Secretary desire to amend the Security
            Agreement

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to provide security to the Secretary for the Secretary's Note, the parties hereto hereby agree as follows:

ARTICLE 1: ADDITIONS, DELETIONS AND AMENDMENTS.

(1) The Security Agreement Special Provisions Article I(3) to Amendment No. 1 to the Security Agreement is amended by deleting (b), (c), (d), (f), and
     (g) thereof and redesignating (e) as (b).

ARTICLE 2: MISCELLANEOUS PROVISIONS.

(1) The Shipowner and the Secretary hereby reaffirm the terms and provisions of the Security Agreement, as amended hereby, and declare and agree that the Security Agreement, as amended hereby, is in full force and affect.

(2) Terms used but not defined herein, but which are defined in Schedule X of the Security Agreement are used herein as so defined unless and to the

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     extent otherwise provided in this Amendment No. 2 to Security Agreement.

(3) This Amendment No. 2 to Security Agreement may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

(4) Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary and the original of this document held by any other party hereto, the provisions of the original of this document held by the Secretary shall prevail.


     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to the Security Agreement to be executed and delivered as of the day and year first above written.

                                       Chiles Coronado Inc.



                                       BY: /s/ Dick Fagerstal
                                           -----------------------------------
                                           Senior Vice President







                                       UNITED STATES OF AMERICA
                                       SECRETARY OF TRANSPORTATION



[SEAL]                                 BY: /s/ Joel C. Richard
                                           -----------------------------------
                                           Secretary, Maritime Administration


ATTEST:


BY: /s/ Patricia E. Byrne
    ----------------------------
    Assistant Secretary,
    Maritime Administration